SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT




                   Pursuant to Section 13 or 15(d)
               of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  June 15, 1995



               JAMES RIVER CORPORATION OF VIRGINIA
      (Exact name of registrant as specified in its charter)


                             Virginia
          (State or other jurisdiction of incorporation)


            1-7911                           54-0848173
   (Commission File Number)     (IRS Employer Identification Number)


         120 Tredegar Street, Richmond, Virginia  23219
 (Address of principal executive offices, including zip code)


 Registrant's telephone number, including area code:  (804) 644-5411

Item 5.   Other Events.

     On  June  16,  1995,  James  River Corporation  of
     Virginia ("James River") published a press release announcing that a Registration Statement was filed on June 15, 1995, with the Securities and Exchange Commission by Crown Paper Co.
     for the proposed issuance of $250 million of debt securities. James River has formed two new wholly owned subsidiaries, Crown Paper Co. and Crown Vantage Inc., to effect the spinoff of a substantial part of its Communications Papers Business and the specialty paper-based portion of its Food & Consumer Packaging Business. The spin-off transaction is currently expected to be completed in late summer.
     A copy of the press release is filed herewith as Exhibit 99.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits:

       99 Press release dated June 16, 1995, published by the registrant -- filed herewith

                              SIGNATURES


      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      JAMES RIVER CORPORATION OF VIRGINIA

                              By:/s/James R. Hudson, Jr.
                                      James R. Hudson, Jr.
                                      Vice President, Corporate Controller

Date:    June 20, 1995